Exhibit 99.1

Pacific Capital Bancorp Announces Return to Profitability After Completion of Recapitalization Transactions

SANTA BARBARA, Calif.--(BUSINESS WIRE)--November 9, 2010--Pacific Capital Bancorp (Nasdaq: PCBC), a community bank holding company, announced today that it had returned to profitability after the completion of its recapitalization transactions during the third quarter of 2010. The Company reported net income of $5.0 million for the one month ended September 30, 2010. The one-month reporting is related to the Company after the closing of the $500 investment from a wholly-owned subsidiary of Ford Financial Fund, L.P. on August 31, 2010.

“We are pleased to return Pacific Capital Bancorp to profitable operations,” said Carl B. Webb, Chief Executive Officer. “A significant aspect of the $500 million investment is our ability to record the Company’s loan portfolio under ‘purchased credit-impaired loans’ accounting guidance. This accounting treatment allows us to put the credit issues related to our loan portfolio behind us and move forward with a strong balance sheet to support our operations.

“Following the completion of our recapitalization transactions, we are poised to resume our position as the premier community banking franchise along the Central Coast of California,” continued Mr. Webb. “We have returned to the basic community banking principles that this franchise was built upon, and we are now in a position to fully serve the financial services needs of our customers with a broad array of lending, depository and wealth management products and services, delivered with a commitment to superior customer service. We believe the model we have put in place will enable us to generate consistent profitability going forward and steadily increase the value of the franchise over time.”

As a result of the completion of its recapitalization transactions, the Company and its wholly-owned banking subsidiary, Pacific Capital Bank, N.A. (the “Bank”) now exceed the ratios required to be considered “well capitalized” under generally applicable regulatory guidelines, as well as capital levels that the Bank is required to meet under its agreement with the Office of the Comptroller of the Currency.

Impact of Push-Down Accounting

On August 31, 2010, pursuant to the terms of the Investment Agreement dated April 29, 2010, a wholly-owned subsidiary of Ford Financial Fund, L.P. became a majority owner of the Company. As a result of this change in control, the Company was required to account for this transaction using the acquisition method of accounting and applied “push down accounting” treatment based on authoritative accounting guidance. Accordingly, the Company was required to allocate the aggregate purchase price of $500 million to the assets, liabilities and non-controlling interests of the Company based on their respective fair values. Authoritative accounting guidance also requires that the statements of financial position and results of operations from periods prior to the transaction be labeled as the predecessor company and periods subsequent to the transaction be labeled as the successor company.

Statement of Operations

Net interest income was $18.1 million for the one month ended September 30, 2010. Net interest margin was 3.77% for the one month ended September 30, 2010, or 100 bps higher than the net interest margin for the three months ended September 30, 2009. The increase in net interest margin is primarily the result of the fair valuation of interest-earning assets and interest-bearing liabilities, and the repayment of $802 million in FHLB advances with the proceeds from this investment transaction and excess cash held by the Company.

The Company recorded a provision for loan losses of $55,000 for the month ended September 30, 2010, which related only to loans originated subsequent to the closing of the investment on August 31, 2010.

Non-interest income was $4.1 million for the one month ended September 30, 2010, primarily from service charges and fees from the Company’s retail banking operations, and trust and investment advisory fees from the Company’s wealth management operations.

Non-interest expense was $17.2 million for the one month ended September 30, 2010.

Quarterly Report on Form 10-Q

The Company intends to file today with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended September 30, 2010. This report can be accessed at the Securities and Exchange Commission’s website, www.sec.gov. Shortly after filing, it is also available free of charge at the Company’s website, www.pcbancorp.com or by contacting the Company’s Investor Relations Department.

About Pacific Capital Bancorp

Pacific Capital Bancorp, with $6.3 billion in assets, is the parent company of Pacific Capital Bank, N.A., a nationally chartered bank that operates 47 branches under the local brand names of Santa Barbara Bank & Trust, First National Bank of Central California, South Valley National Bank, San Benito Bank and First Bank of San Luis Obispo. The Company’s website is www.pcbancorp.com.

Forward Looking Statements

This press release contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward‐looking statements to be covered by the safe harbor provisions for forward‐looking statements in these provisions. All statements other than statements of historical fact are “forward- looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and financial performance, financial position and liquidity, business prospects, strategic alternatives, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, acquisition and divestiture opportunities, plans and objectives of management for future operations, and other similar forecasts and statements of expectation and statements of assumptions underlying any of the foregoing. Words such as “will likely result,” “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of these words and similar expressions are intended to identify these forward‐looking statements.

Forward‐looking statements are based on the Company’s current expectations and assumptions regarding its business, the regulatory environment, the economy and other future conditions. The Company’s actual results may differ materially from those contemplated by the forward‐looking statements. The Company cautions you therefore against relying on any of these forward‐looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward‐looking statements are detailed in reports filed by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent Quarterly Reports on Form 10-Q. Forward‐looking statements speak only as of the date they are made, and the Company does not undertake to update forward‐looking statements to reflect circumstances or events that occur after the date the forward‐looking statements are made, whether as a result of new information, future developments or otherwise, except as may be required by law.

Consolidated Balance Sheets
(Dollars in thousands)
	Successor
	Company	Predecessor Company
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
	(unaudited)	(unaudited)	(unaudited)		(unaudited)
Assets
Cash and due from banks	49,741	$50,840	$20,013	$45,593	$38,374
Interest-bearing demand deposits in other financial institutions
	844,919	1,331,674	1,109,927	878,823	836,871
Trading assets	—	4,640	5,286	5,403	5,990
Investment securities available for sale	869,074	825,958	944,539	1,153,687	1,298,340
Loans held for sale	25,570	17,300	26,629	19,211	20,128
Loans held for investment	3,948,217	4,603,829	4,887,138	5,166,431	5,370,940
Allowance for loan losses	(55)	(276,900)	(283,412)	(272,852)	(269,389)
Net loans held for investment	3,948,162	4,326,929	4,603,726	4,893,579	5,101,551
Premises and equipment, net	74,904	64,654	68,304	71,934	76,361
Goodwill and other intangible assets	99,418	7,892	8,641	9,289	8,963
Other assets	383,381	395,567	396,242	389,478	382,035
Assets from discontinued operations	—	100,772	185,812	75,258	135,673
Total assets	$6,295,169	$7,126,226	$7,369,119	$7,542,255	$7,904,286

Liabilities
Deposits:
Non-interest-bearing demand deposits	$1,105,773	$1,021,836	$1,051,008	$1,076,916	$1,105,092
Interest-bearing deposits:
NOW accounts	882,289	925,335	963,770	938,336	947,894
Money market deposit accounts	278,219	274,386	268,153	287,271	310,972
Other savings deposits	370,985	356,385	372,132	353,712	370,688
Time deposits	2,523,515	2,696,262	2,762,898	2,717,584	2,658,501
Total interest-bearing deposits	4,055,008	4,252,368	4,366,953	4,296,903	4,288,055
Total deposits	5,160,781	5,274,204	5,417,961	5,373,819	5,393,147

Securities sold under agreements to repurchase and
Federal funds purchased	325,143	308,255	316,808	322,131	328,692
Long-term debt and other borrowings	121,516	1,118,657	1,076,951	1,311,828	1,539,211
Other liabilities	110,242	100,840	92,209	94,616	109,802
Liabilities from discontinued operations	—	100,772	185,812	75,258	135,673
Total liabilities	5,717,682	6,902,728	7,089,741	7,177,652	7,506,525

Shareholders' equity	577,487	223,498	279,378	364,603	397,761
Total liabilities and shareholders' equity	$6,295,169	$7,126,226	$7,369,119	$7,542,255	$7,904,286

Consolidated Statements of Operations (unaudited)
(Dollars and shares in thousands)

	Successor
	Company	Predecessor Company
	One Month	Two Months	Eight Months	Three Months	Nine Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	August 31,	August 31,	September 30,	September 30,
	2010	2010	2010	2009	2009

Interest income
Loans	$20,382	$38,971	$166,581	$75,691	$232,142
Trading assets	—	19	143	374	5,061
Investment securities	1,529	4,660	20,052	9,909	32,838
Other	193	538	2,241	426	1,077
Total interest income	22,104	44,188	189,017	86,400	271,118

Interest expense
Deposits	2,380	11,222	46,510	19,356	65,139
Securities sold under agreements to repurchase and
Federal funds purchased	320	1,369	5,392	2,156	8,011
Long-term debt and other borrowings	1,320	6,800	28,426	13,832	47,079
Total interest expense	4,020	19,391	80,328	35,344	120,229
Net interest income	18,084	24,797	108,689	51,056	150,889
Provision for loan losses	55	15,000	171,583	47,141	314,759
Net interest income/(loss) after provision for loan losses	18,029	9,797	(62,894)	3,915	(163,870)
Noninterest income
Service charges and fees	1,796	3,699	14,901	6,423	18,572
Trust and investment advisory fees	1,616	3,452	14,035	4,999	15,856
(Loss)/gain on securities, net	(31)	679	5,667	(23)	241
Other	702	1,814	1,877	(56)	2,616
Total noninterest income	4,083	9,644	36,480	11,343	37,285
Noninterest expense
Salaries and employee benefits	7,081	15,139	58,816	25,300	79,697
Net occupancy expense	2,018	4,208	15,494	6,220	18,793
Goodwill impairment	—	—	—	—	128,710
Other	8,055	27,991	75,653	26,780	100,474
Total noninterest expense	17,154	47,338	149,963	58,300	327,674
Income/(loss) before income tax benefit	4,958	(27,897)	(176,377)	(43,042)	(454,259)
Income tax benefit	—	(1,809)	(4,742)	(3,823)	(13,546)
Net income/(loss) from continuing operations	4,958	(26,088)	(171,635)	(39,219)	(440,713)
(Expense)/income from discontinued operations, net of tax	—	(36)	(1,429)	982	36,910
Gain on sale of discontinued operations, net of tax	—	—	8,160	—	—
(Expense)/income from discontinued operations, net	—	(36)	6,731	982	36,910
Net income/(loss)	4,958	(26,124)	(164,904)	(38,237)	(403,803)
Dividends and accretion on preferred stock	—	1,755	6,938	2,511	7,452
Net income/(loss) applicable to common shareholders	$4,958	$(27,879)	$(171,842)	$(40,748)	$(411,255)

Income/(loss) from continuing operations:
Basic	$0.01	$(0.52)	$(3.59)	$(0.84)	$(9.44)
Diluted	$—	$(0.52)	$(3.59)	$(0.84)	$(9.44)
(Expense)/income from discontinued operations:
Basic	$—	$—	$0.14	$0.02	$0.79
Diluted	$—	$—	$0.14	$0.02	$0.79
Income/(loss) applicable to common shareholders per share:
Basic	$0.01	$(0.55)	$(3.60)	$(0.87)	$(8.81)
Diluted	$—	$(0.55)	$(3.60)	$(0.87)	$(8.81)
Average number of common shares - basic	963,066	50,532	47,758	46,723	46,680
Average number of common shares - diluted	2,909,394	50,532	47,758	46,723	46,680
Dividends declared per common share	$—	$—	$—	$—	$0.11

Consolidated Average Balances and Annualized Yields (unaudited)
(Dollars in thousands)

	Successor Company			Predecessor Company
	For the One Month Ended September 30, 2010			For the Two Months Ended August 31, 2010			For the Three Months Ended September 30, 2009
	Average Balance	Income	Rate	Average Balance	Income	Rate	Average Balance	Income	Rate

Assets
Interest-bearing demand deposits in other
financial institutions	$963,121	$193	0.24%	$1,182,718	$538	0.27%	$663,049	$426	0.25%
Trading assets	—	—	—	4,096	19	2.73%	28,986	374	5.12%
Investment securities available for sale: (1)
Taxable	654,315	810	1.51%	625,006	2,791	2.63%	740,429	6,154	3.30%
Non-taxable (3)	220,277	719	3.92%	224,452	1,869	5.00%	296,668	3,755	5.06%
Total securities	874,592	1,529	2.12%	853,554	4,679	3.25%	1,066,083	10,283	3.84%
Loans: (2)
Commercial	538,959	3,076	6.94%	663,442	4,990	4.43%	1,074,709	12,376	4.57%
Real estate - commercial (4)	2,153,201	11,312	6.30%	2,434,046	21,672	5.34%	2,781,170	39,600	5.70%
Real estate - residential 1 to 4 family	872,009	4,112	5.66%	901,509	7,752	5.16%	1,098,064	15,728	5.73%
Consumer	437,949	1,882	5.23%	541,459	4,557	4.95%	625,556	7,987	5.07%
Total loans, gross	4,002,118	20,382	6.13%	4,540,456	38,971	5.13%	5,579,499	75,691	5.42%
Total interest-earning assets	5,839,831	22,104	4.56%	6,576,728	44,188	4.01%	7,308,631	86,400	4.72%
Market value adjustment	(49)			24,844			28,008
Total assets from discontinued operations	—			85,234			184,628
Non interest-earning assets	595,723			242,245			282,416
Total assets	$6,435,505			$6,929,051			$7,803,683

Liabilities and shareholders' equity
Interest-bearing deposits:
Savings and interest-bearing
transaction accounts	$1,550,099	486	0.38%	$1,563,470	1,037	0.39%	$1,723,386	2,420	0.56%
Time certificates of deposit	2,521,802	1,894	0.91%	2,553,170	10,185	2.35%	2,470,251	16,936	2.72%
Total interest-bearing deposits	4,071,901	2,380	0.71%	4,116,640	11,222	1.61%	4,193,637	19,356	1.83%
Borrowed funds:
Securities sold under agreements to
repurchase and Federal
funds purchased	326,791	320	1.19%	307,910	1,369	2.62%	332,986	2,156	2.57%
Other borrowings	239,091	1,320	6.72%	1,075,191	6,800	3.72%	1,481,399	13,832	3.70%
Total borrowed funds	565,882	1,640	3.53%	1,383,101	8,169	3.48%	1,814,385	15,988	3.49%
Total interest-bearing liabilities	4,637,783	4,020	1.05%	5,499,741	19,391	2.08%	6,008,022	35,344	2.33%
Non interest-bearing demand deposits	1,107,766			1,015,228			1,058,477
Other liabilities	115,832			103,816			134,758
Total liabilities from discontinued operations	—			85,234			184,628
Shareholders' equity	574,124			225,032			417,798
Total liabilities and
shareholders' equity	$6,435,505			$6,929,051			$7,803,683

Net interest income/margin		$18,084	3.77%		$24,797	2.22%		$51,056	2.77%

(1) Average securities balances are based on amortized historical cost. The adjustments for the fair values are reported as "Market value adjustment."

(2) Nonaccrual loans are included in loan balances. Interest income includes related fee income.

(3) Because of the Company's tax position, the yield on tax exempt investments is not reported on a tax equivalent basis.

(4) Commercial real estate loans include multi-family residential real estate loans

Consolidated Average Balances and Annualized Yields (unaudited)
(Dollars in thousands)

	Predecessor Company
	For the Eight Months Ended August 31, 2010			For the Nine Months Ended September 30, 2009
	Average Balance	Income	Rate	Average Balance	Income	Rate

Assets
Interest-bearing demand deposits in other
financial institutions	$1,030,268	$2,241	0.33%	$526,993	$1,076	0.27%
Federal funds sold	—	—	—	440	1	0.30%
Trading assets	4,702	143	4.57%	135,741	5,061	4.98%
Investment securities available for sale: (1)
Taxable	721,210	12,325	2.57%	812,411	21,573	3.55%
Non-taxable (3)	233,533	7,727	4.96%	297,867	11,265	5.04%
Total securities	959,445	20,195	3.16%	1,246,019	37,899	4.06%
Loans: (2)
Commercial	820,380	24,034	4.40%	1,115,192	38,179	4.58%
Real estate - commercial (4)	2,511,673	90,159	5.38%	2,829,946	121,704	5.73%
Real estate - residential 1 to 4 family	935,245	33,438	5.36%	1,104,504	48,127	5.81%
Consumer	574,519	18,950	4.95%	638,324	24,132	5.05%
Total loans, gross	4,841,817	166,581	5.16%	5,687,966	232,142	5.44%
Total interest-earning assets	6,831,530	189,017	4.15%	7,461,418	271,118	4.84%
Market value adjustment	21,083			31,861
Total assets from discontinued operations	225,897			861,636
Non interest-earning assets	299,421			538,679
Total assets	$7,377,931			$8,893,594

Liabilities and shareholders' equity
Interest-bearing deposits:
Savings and interest-bearing
transaction accounts	$1,591,632	4,607	0.43%	$1,929,165	11,798	0.82%
Time certificates of deposit	2,706,043	41,903	2.33%	2,544,535	53,341	2.80%
Total interest-bearing deposits	4,297,675	46,510	1.63%	4,473,700	65,139	1.95%
Borrowed funds:
Securities sold under agreements to
repurchase and Federal
funds purchased	314,009	5,392	2.58%	339,660	8,011	3.15%
Other borrowings	1,127,676	28,426	3.79%	1,459,091	47,079	4.31%
Total borrowed funds	1,441,685	33,818	3.53%	1,798,751	55,090	4.09%
Total interest-bearing liabilities	5,739,360	80,328	2.11%	6,272,451	120,229	2.56%
Non interest-bearing demand deposits	1,020,775			970,965
Other liabilities	103,257			116,170
Total liabilities from discontinued operations	225,897			861,636
Shareholders' equity	288,642			672,372
Total liabilities and
shareholders' equity	$7,377,931			$8,893,594

Net interest income/margin		$108,689	2.39%		$150,889	2.70%

(1) Average securities balances are based on amortized historical cost. The adjustments for the fair values are reported as "Market value adjustment."

(2) Nonaccrual loans are included in loan balances. Interest income includes related fee income.

(3) Because of the Company's tax position, the yield on tax exempt investments is not reported on a tax equivalent basis.

(4) Commercial real estate loans include multi-family residential real estate loans

Key Financial Ratios (unaudited)
(Dollars and shares in thousands, except per share amounts)

	Successor	Predecessor
	Company	Company
	September 30,	September 30,
	2010	2009
Capital Ratios:

Capital Ratios, Consolidated:
Tier 1 leverage ratio	8.4%	5.5%
Tier 1 risk-based capital ratio	13.1%	7.8%
Total risk-based capital ratio	13.5%	10.6%

Capital Ratios, PCBNA:
Tier 1 leverage ratio	8.0%	5.6%
Tier 1 risk-based capital ratio	12.6%	7.9%
Total risk-based capital ratio	13.0%	10.8%

Book value per share of common stock:
Shares of common stock outstanding	2,908,038	46,725
Book value per share of common stock	$0.20	$4.73
Tangible book value per share of common stock	$0.16	$4.54

Asset Quality
(Dollars in thousands)

	Successor
	Company		Predecessor Company
	September 30,		June 30,	March 31,	December 31,	September 30,
	2010	(1)	2010	2010	2009	2009

Nonaccrual loans
Real estate:
Residential - 1 to 4 family	$—		$54,098	$43,277	$37,889	$45,649
Commercial (2)	—		188,341	76,579	65,201	74,643
Construction	—		100,606	116,509	127,844	133,375
Home equity loans	—		9,233	8,050	4,256	4,284
Commercial loans	—		64,469	42,969	51,266	42,445
Consumer loans	—		2,301	5,643	4,561	902
Other loans	—		2,766	582	98	144
Total Non-accrual loans	—	(3)	421,814	293,609	291,115	301,442

Real estate:
Residential - 1 to 4 family	—		—	982	5	4
Commercial (2)	—		1,289	650	9,183	2,461
Construction	—		—	—	320	2,093
Home equity loans	—		—	—	—	—
Commercial loans	—		1,466	5,349	4,783	7,700
Consumer loans	—		646	1,850	3,241	798
Other loans	—		—	—	—	946
Loans past due 90 days or more on accrual status	—		3,401	8,831	17,532	14,002

Troubled debt restructured loans
Real estate:
Residential - 1 to 4 family	—		30,368	27,132	18,593	13,571
Commercial (2)	—		47,065	31,352	32,145	1,210
Construction	—		41,929	33,907	22,406	13,704
Home equity loans	—		1,631	1,796	192	—
Commercial loans	—		2,120	19,459	15,493	2,659
Consumer loans	—		257	297	206	36
Other loans	—		—	—	94	—
Total Troubled debt restructured loans	—	(4)	123,370	113,943	89,129	31,180
Total non-performing loans	—		548,585	416,383	397,776	346,624

Foreclosed collateral (OREO)
Real estate:
Residential - 1 to 4 family	8,924		7,479	6,473	4,657	1,537
Commercial (2)	8,577		15,823	16,629	10,799	6,808
Construction	25,651		31,575	27,737	22,874	28,167
Home equity loans	900		718	—	123	534
Commercial loans	278		278	100	810	1,082
Other loans	—		—	—	—	—
Total Foreclosed Collateral	44,330		55,873	50,939	39,263	38,128
Total non-performing assets	$44,330		$604,458	$467,322	$437,039	$384,752

Allowance for loan losses, continuing operations	$55		$276,900	$283,412	$272,852	$269,389
Coverage ratio of allowance for loan and lease losses to successor loans originated	2.99%		N/A	N/A	N/A	N/A
Credit Quality Ratios for Continuing Operations:
Coverage ratio of allowance for loan and lease losses to total loans	N/A		6.01%	5.80%	5.28%	5.02%
Coverage ratio of allowance for loan and lease losses to nonperforming loans	N/A		50.48%	68.07%	68.59%	77.72%
Ratio of nonperforming loans to total loans	N/A		11.92%	8.52%	7.70%	6.45%
Ratio of nonperforming assets to total assets	N/A		8.60%	6.51%	5.85%	4.87%
Ratio of allowance for loan losses to potential problem loans and nonperforming loans
	N/A		22.67%	27.00%	27.23%	29.09%

(1)	This column includes only loans originated in the successor company and excludes PCI loans, revolving lines of credit and home equity loans that have fair valued in the predecessor Company at August 31, 2010.
(2)	Commercial real estate loans include multi-family residential real estate loans.
(3)	At September 30, 2010, there were $10.2 million of nonaccrual home equity loans and $1.0 million of nonaccrual revolving lines of credit that were purchased from the predecessor Company at September 1, 2010.
(4)	At September 30, 2010, there were $1.6 million of TDR home equity loans that were purchased from the predecessor Company at September 1, 2010.

CONTACT:
Pacific Capital Bancorp
Debbie Whiteley, (805) 884-6680
debbie.whiteley@pcbancorp.com
or
Financial Profiles
Tony Rossi, (310) 478-2700 x13
trossi@finprofiles.com